UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  May 1, 2020
 _________________________________________________________
EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue,	29th Floor,	10022
New York,	New York	(Zip code)
(Address of principal executive offices)
 Registrant’s telephone number, including area code:  (212) 277-7100

NOT APPLICABLE
(Former name or address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, ExlService Holdings, Inc. (the “Company”) reported its results of operations for the three months ended March 31, 2020. A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, the Company announced that, due to the uncertainty caused by the COVID-19 pandemic and in order to retain flexibility, the Company’s executive management team recommended to the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”), and the Compensation Committee accepted, salary reductions of 30% to 50% for the Company’s named executive officers. The base salary for the Company’s Vice Chairman and Chief Executive Officer, Mr. Rohit Kapoor, will be temporarily reduced by 50% and the base salary for the Company’s other named executive officers will be temporarily reduced by 30%.

The reductions in base salaries were effective as of May 1, 2020 and will continue for a period of six months but will be reviewed periodically by the Compensation Committee based on Company performance for adjustment or reversal.

Each such officer has agreed that their base salary reduction shall not constitute a termination for “Good Reason” within the meaning of such officer’s employment agreement.

Item 7.01. Regulation FD Disclosure.

As an extension of the cost saving actions described in Item 5.02 above, the Company’s non-employee directors have agreed to a reduction of 30% in their respective cash retainers. The reductions are effective as of May 1, 2020 and will continue for a period of six months, but will be reviewed periodically by the Board based on Company performance for adjustment or reversal.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.            Description

99.1	Press Release, dated May 7, 2020 (furnished pursuant to Item 2.02).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

May 7, 2020	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary